UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of Earliest
Event Reported): August 2, 2007

RADIATION THERAPY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Commission file number 000-50802

FLORIDA	65-0768951
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

2234 Colonial Boulevard, Fort Myers, Florida	33907
(Address of principal executive offices)	(Zip Code)

(239) 931-7275
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 2, 2007, the Company issued a press release and conducted a conference call regarding its second quarter 2007 financial results. A copy of the press release and the transcript of the conference call conducted by the Company are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are being furnished, not filed, under Item 2.02 of this Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated August 2, 2007 announcing the Company’s second quarter 2007 financial results.

99.2 Transcript of August 2, 2007 conference call conducted by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIATION THERAPY SERVICES, INC.

Dated: August 3, 2007	By:	/s/ David N.T. Watson
David N.T. Watson
Principal Financial Officer